UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 12, 2026

Corteva, Inc.
EIDP, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
Delaware	001-00815	51-0014090
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9330 Zionsville Road, Indianapolis, Indiana	46268
1000 N. West Street, Suite 900, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)
(833)
267-8382
(Registrant’s telephone number, including area code)

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corteva, Inc.	Common Stock, par value $0.01	CTVA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On September 15, 2026, Vylor, Inc., a subsidiary of Corteva, Inc. (“Corteva” or the “Company”) filed its Amendment No. 2 to the Registration Statement on Form 10 (File No. 001-43376) with the U.S. Securities and Exchange Commission in connection with Corteva’s previously announced plans of a separation of Corteva into two independent, publicly traded companies through the separation of Corteva’s seed operating segment into an independent, publicly traded company, Vylor Inc. (“Vylor”). The filing provides detailed information on Vylor’s business, strategy and historical financial results. The Registration Statement on Form 10 is available at www.sec.gov under “Vylor Inc.” and on Corteva’s investor relations website, investors.corteva.com under “Financial Information”.

Item 8.01.	Other Events.

On September 12, 2026, the board of directors of Corteva approved the previously announced separation (the “Separation”) of Corteva into two independent, publicly traded companies through the separation of Corteva’s seed operating segment into an independent, publicly traded company, Vylor Inc. (“Vylor”). To effect the Separation, the board of directors of Corteva declared a pro rata dividend of all of the issued and outstanding shares of common stock, par value $0.01 per share, of Vylor (the “Vylor Common Stock”) to Corteva’s stockholders (the “Distribution” and, together with the Separation, the “Spin-Off”) as of the close of business on September 24, 2026 (the “Record Date”). The Distribution is expected to be completed prior to 9:30 a.m., New York City time, on October 1, 2026.

Effective upon the Distribution, each Corteva stockholder of record as of the Record Date will receive one share of Vylor Common Stock for every share of Corteva common stock held of record by such stockholder as of the Record Date. Corteva will not distribute any fractional shares of Vylor Common Stock to its stockholders as part of the Distribution. Instead, Corteva stockholders of record as of the Record Date will receive cash in lieu of any fractional shares of Vylor Common Stock that they would have otherwise been entitled to receive in the Distribution. The Spin-Off is intended to be tax-free to Corteva stockholders for U.S. federal income tax purposes, except for any cash received in lieu of fractional shares.

Immediately following the consummation of the Spin-Off, Corteva stockholders as of the Record Date will own all of the issued and outstanding shares of Vylor Common Stock, and Vylor will become an independent, publicly traded company. The consummation of the Spin-Off is subject to the satisfaction or waiver of certain conditions, as more fully described in the information statement attached as Exhibit 99.1 to Amendment No. 2 to the Registration Statement on Form 10 (File No. 001-43376) filed by Vylor with the U.S. Securities and Exchange Commission on September 14, 2026 and not incorporated by reference herein, which Corteva expects will be satisfied prior to completion of the Distribution.

In addition, it is expected that trading in Vylor Common Stock on a “when-issued” basis will begin on the New York Stock Exchange (the “NYSE”) under the symbol “VYLR WI” on September 25, 2026, and will continue through the close of business on September 30, 2026. Vylor Common Stock is expected to begin “regular way” trading on the NYSE, under the symbol “VYLR” at the open of trading on October 1, 2026.

Beginning on September 25, 2026, and continuing through September 30, 2026, it is expected that there will be two markets in Corteva common stock on the NYSE: a “regular-way” market under the symbol “CTVA” in which shares of Corteva common stock will trade with an entitlement to receive the shares of Vylor Common Stock distributed pursuant to the Distribution, and an “ex-distribution” market under the symbol “CTVA WI” in which shares of Corteva common stock will trade without an entitlement to receive the Vylor Common Stock distributed pursuant to the Distribution.

A copy of the press release issued by Corteva announcing certain details of the Spin-Off is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 14, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the information furnished pursuant to Item 8.01 and Item 9.01 hereto, contains certain forward-looking statements. Words such as “believe,” “will,” “plan,” “may,” “expect,” “see,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, Corteva’s intent to separate and its related expectations for Corteva and Vylor. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond Corteva’s and Vylor’s control.

Important factors that may affect Corteva’s or Vylor’s respective businesses and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, whether the objectives of the separation will be achieved; the terms, structure, benefits and costs of any action or transaction resulting from the separation; the timing of any such separation or related action and whether any such separation will be consummated at all; the risk that the announcement of the intended separation could have an adverse effect on the ability of Corteva or Vylor to retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally; the risk the separation could divert the attention and time of each company’s management; the risk of any unexpected costs or expenses resulting from the separation process or separation itself; and the risk of any litigation relating to the separation, as well as the risks and uncertainties described in Corteva’s and Vylor’s risk factors, as they may be amended from time to time, set forth in their respective filings with the U.S. Securities and Exchange Commission. Corteva and Vylor disclaim and do not undertake any obligation to update, revise, or withdraw any forward-looking statement in this press release, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CORTEVA, INC.

Date: September 15, 2026	/s/ David P. Johnson

David P. Johnson
Executive Vice President, Chief Financial Office

EIDP, INC.

Date: September 15, 2026	/s/ David P. Johnson

David P. Johnson
Executive Vice President, Chief Financial Office